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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2003

SLM EDUCATION CREDIT FUNDING LLC
(Exact name of registrant as specified in its charter)

Depositor of
the SLM Private Credit Student Loan Trust 2002-A and the SLM Private Credit Student Loan Trust 2003-A
Delaware	333-98169	04-3480392

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. employer Identification No.)

20 Hemingway Drive
East Providence, RI 02915
(Address of principal executive offices)

Registrant's telephone number, including area code: (401) 438-4500

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

        On March 17, 2003, the SLM Private Credit Student Loan Trust 2002-A made its second regular quarterly distributions of funds to holders of its Floating Rate Student Loan-Backed Notes. The trust also distributed its Quarterly Servicing Reports dated as of March 17, 2003 to its Certificateholders and Noteholders of record.

        The Registrant is filing the Quarterly Servicing Reports reflecting the Trust's activities for the period ended March 17, 2003 as an Exhibit to this Form 8-K.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

          19.1    Quarterly Servicing Reports

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2003

SLM EDUCATION CREDIT FUNDING LLC

By:	/s/ J. LANCE FRANKE Name: J. Lance Franke Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

Exhibit Number	Exhibit	Sequentially Numbered Page
19.1	Quarterly Servicing Reports.	3

Exhibit Index appears on Page 3

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SIGNATURES
INDEX TO EXHIBIT